UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of Red Robin Gourmet Burgers, Inc. (the “Company”) has performed an evaluation of independent registered public accounting firms. As a result of this process, on March 26, 2015, the Audit Committee formally approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015. On March 25, 2015, the Company informed Deloitte & Touche LLP (“D&T”) that it was being dismissed as the Company’s independent registered public accounting firm based on the Audit Committee’s decision. On March 31, 2015, the Company signed an engagement letter with KPMG.

The reports of D&T on the Company’s consolidated financial statements for the two most recent fiscal years ended December 28, 2014 and December 29, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 28, 2014 and December 29, 2013, and during the subsequent interim period preceding D&T’s dismissal, there were: (i) no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided D&T with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that D&T furnish the Company with a letter addressed to the SEC stating whether or not D&T agrees with the above statements. A copy of the letter from D&T dated March 31, 2015 is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

As set forth above, concurrent with the decision to dismiss D&T as the Company’s independent registered public accounting firm, the Audit Committee approved the engagement of KPMG as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 28, 2014 and December 29, 2013, and during the subsequent interim period preceding KPMG’s engagement, neither the Company, nor anyone on its behalf, has consulted KPMG with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 31, 2015, regarding statements included in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: March 31, 2015
By:      /s/ Stuart B. Brown
Name:    Stuart B. Brown
Title:    Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 31, 2015, regarding statements included in this Current Report on Form 8-K.